UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011

Orchard Supply Hardware Stores Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11679	95-4214109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6450 Via Del Oro San Jose, CA		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 281-3500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Orchard Supply Hardware Stores Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

Following the distribution by Sears Holdings Corporation (“Sears Holdings”) to its shareholders of Sears Holdings’ interest in the Company at 11:59 p.m. EST on December 30, 2011 (the “Spin-Off”), ESL Investments, Inc., Edward S. Lampert, William C. Crowley, ACOF I LLC (“ACOF”) and the Company entered into the Second Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”), dated as of December 30, 2011. A description of the material provisions of the Stockholders’ Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions” in the Prospectus (the “Prospectus”) dated December 12, 2011 that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 16, 2011, and is incorporated herein by reference.

This description is qualified by reference in its entirety to the full text of the Stockholders’ Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

On December 30, 2011, following the effective time of the Certificate of Designation (as defined below), in connection with the Spin-Off, the Company issued 4,806,000 shares of Series A Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), to Sears, Roebuck and Co. (“Sears Roebuck”). Sears Roebuck is a subsidiary of Sears Holdings, and at the time of the issuance of the Preferred Stock, the Company was a majority-owned subsidiary of Sears Roebuck. Sears Roebuck is managed and directed by persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of receiving the Preferred Stock. No solicitation was made and no underwriting discounts were given or paid in connection with the issuance of the Preferred Stock. The Company believes that the issuance of the Preferred Stock in connection with the Spin-Off was exempt from registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 3.03	Material Modification to Rights of Security Holders

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.03.

Preferred Stock – Certificate of Designation

On December 30, 2011, the Company caused to be filed with the Secretary of State of the State of Delaware the Certificate of Designation (the “Certificate of Designation”) in connection with the Company’s issuance of 4,806,000 shares of Preferred Stock. The Preferred Stock was issued to Sears Roebuck and was subsequently distributed by Sears Holdings to its shareholders in the Spin-Off. A description of the material provisions of the Preferred Stock can be found in the section entitled “Description of Our Capital Stock” in the Prospectus, and is incorporated herein by reference.

This description is qualified by reference in its entirety to the full text of the Certificate of Designation, which is attached as Exhibit 4.2 to this Current Report on Form 8-K.

Charter and Bylaws

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors.

Departure of Certain Directors; Election of Directors

Each member of the Board of Directors of the Company (the “Board”) prior to the Spin-Off delivered a resignation letter to the Company effective as of and conditional upon the occurrence of either the Spin-Off or such director’s election on the date of the Spin-Off as a director of the Company.

Class A Director Appointments

The Company’s directors prior to the Company’s registration under the Securities Act appointed the persons identified below to the directorship opposite their name, effective as of the resignation of the prior Board. Each Class A Director (as defined in the Charter (as defined below)) shall serve until the next annual meeting of the stockholders and until their successor is duly elected and qualified or their earlier resignation, removal or death. Each Class A Outside Director (as defined in the Charter) shall serve until the earlier of the next annual meeting of the stockholders, such time as they cease to be an Outside Person (as defined in the Charter) or their earlier resignation, removal or death. William C. Crowley was appointed as Chairman of the Board, to serve until the next annual meeting of the stockholders and until his successor’s due election and qualification or his earlier resignation, removal or death.

Director	Directorship
Mark R. Baker	Class A Directorship
Mark A. Bussard	Class A Directorship
William C. Crowley	Class A Directorship
Kevin R. Czinger	Class A Outside Directorship
Susan L. Healy	Class A Outside Directorship
Steven L. Mahurin	Class A Directorship
Karen M. Rose	Class A Directorship
Bryant W. Scott	Class A Outside Directorship

Class B/C Director Elections

On December 30, 2011, Matthew D. Cwiertnia and David B. Kaplan were elected to Class B/C Directorships (as defined in the Charter) by written consent in lieu of a special meeting of the holders of Class B Common Stock of the Company, par value $0.01 per share (the “Class B Common Stock”), and Class C Common Stock of the Company, par value $0.01 per share (the “Class C Common Stock”). Each of Mr. Cwiertnia and Mr. Kaplan will serve until the next annual meeting of the stockholders and until their successor is duly elected and qualified or their earlier resignation, removal or death. The written consent was executed by the Company’s sole holder of Class C Common Stock, representing approximately 99.9% of the combined voting power of the outstanding shares of Class B Common Stock and Class C Common Stock entitled to vote on such matters.

Board and Committee Membership

The current Board consists of the following persons:

Director	Directorship
Mark R. Baker	Class A Directorship
Mark A. Bussard	Class A Directorship
William C. Crowley	Class A Directorship
Matthew D. Cwiertnia	Class B/C Directorship
Kevin R. Czinger	Class A Outside Directorship
Susan L. Healy	Class A Outside Directorship
David B. Kaplan	Class B/C Directorship
Steven L. Mahurin	Class A Directorship
Karen M. Rose	Class A Directorship
Bryant W. Scott	Class A Outside Directorship

The Company’s directors prior to the Company’s registration under the Securities Act appointed the directors indentified below to the committees of the Board opposite their name, effective as of the resignation of the prior Board, each to serve until the next annual meeting of the stockholders and until their successor is duly elected and qualified or their earlier of his or her resignation, removal or death.

Director	Committees
Matthew D. Cwiertnia	Compensation Committee, Nominating and Corporate Governance Committee
Kevin R. Czinger	Audit Committee, Compensation Committee (Chair)
Susan L. Healy	Audit Committee (Chair), Nominating and Corporate Governance Committee
Karen M. Rose	Audit Committee, Compensation Committee
Bryant W. Scott	Nominating and Corporate Governance Committee (Chair)

Director Compensation and Agreements

Information with respect to the material provisions of certain transactions between the Company and Mr. Crowley can be found in the Prospectus under the section entitled “Certain Relationships and Related Party Transactions” and is incorporated herein by reference.

Pursuant to the Company’s previously disclosed Director Compensation Policy, only Outside Directors (as defined in the Charter) receive compensation for their service as members of the Board. Mr. Czinger, Ms. Healy, Ms. Rose and Mr. Scott shall be compensated for their service to the Board in accordance with this policy. Information with respect to the compensation to which Outside Directors are entitled can be found in the Prospectus under the section entitled “Compensation of Directors” and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation and Bylaws

On December 30, 2011, the Company caused to be filed with the Secretary of State of the State of Delaware the Certificate of Merger (the “Certificate of Merger”) in connection with the merger (the “Merger”) of OSH Finance Corporation (a wholly owned subsidiary of the Company) with and into the Company, with the Company as the surviving corporation of the Merger. The Merger became effective on December 30, 2011 prior to the effectiveness of the Spin-Off. The Board and the Company’s shareholders approved the merger on December 9, 2011. In connection with the filing of the Certificate of Merger with the Secretary of State of the State of Delaware on December 30, 2011, the Amended and Restated Certificate of Incorporation of the Company attached hereto as Exhibit 3.1 (the “Charter”) and incorporated herein by reference became effective on December 30, 2011 prior to the effectiveness of the Spin-Off.

On December 15, 2011, the Board approved the Amended and Restated Bylaws of the Company attached hereto as Exhibit 3.2 (the “Bylaws”) and incorporated herein by reference. Pursuant to the Board’s approval, the Bylaws became effective on December 30, 2011.

A description of the material provisions of the Charter and Bylaws can be found in the Prospectus under the section entitled “Description of Our Capital Stock,” and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The subsection of Item 5.02 of this Current Report on Form 8-K entitled “Class B/C Elections” is incorporated herein by reference. The election of Mr. Cwiertnia and Mr. Kaplan were the only items acted upon by the holders of the Class B Common Stock and Class C Common Stock on such date.

Item 7.01	Regulation FD Disclosure.

The Company is posting a presentation about the Company on its website. A copy of this Company presentation is furnished as Exhibit 99.1. The information contained in this Company presentation shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Orchard Supply Hardware Stores Corporation.

3.2	Amended and Restated Bylaws of Orchard Supply Hardware Stores Corporation.

4.1	Second Amended and Restated Stockholders’ Agreement among ESL Investments, Inc., Edward S. Lampert, William C. Crowley, ACOF I LLC and Orchard Supply Hardware Stores Corporation, dated as of December 30, 2011.

4.2	Certificate of Designation of Series A Preferred Stock of Orchard Supply Hardware Stores Corporation.

99.1	Company presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2012	ORCHARD SUPPLY HARDWARE STORES CORPORATION

	By:	/s/ MICHAEL W. FOX
Michael W. Fox Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Orchard Supply Hardware Stores Corporation.

3.2	Amended and Restated Bylaws of Orchard Supply Hardware Stores Corporation.

4.1	Second Amended and Restated Stockholders’ Agreement among ESL Investments, Inc., Edward S. Lampert, William C. Crowley, ACOF I LLC and Orchard Supply Hardware Stores Corporation, dated as of December 30, 2011.

4.2	Certificate of Designation of Series A Preferred Stock of Orchard Supply Hardware Stores Corporation.

99.1	Company presentation.